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                                                                  EXHIBIT 10.4.2

                             SECOND AMENDMENT TO THE

                   AMENDED AND RESTATED TAX SHARING AGREEMENT

         This SECOND AMENDMENT TO THE AMENDED AND RESTATED TAX SHARING AGREEMENT is entered into as of August 1, 2003 ("Amendment"), by and among Westcorp (FEIN No. 53-0308535) and each of the subsidiaries subscribed thereto.

                                    RECITALS

         WHEREAS, the parties have entered into an Amended and Restated Tax Sharing Agreement, effective as of the first day of the consolidated return year beginning January 1, 2002, and subsequently amended as of January 1, 2003 ("Agreement").

         WHEREAS, the parties desire to further amend the Agreement to add WFS Receivables Corporation 4, a Nevada corporation, and a first tier subsidiary of Westcorp as a Member to the Agreement; and

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and in this Addendum and for other good and sufficient consideration, the Agreement is amended as follows:

         1. WFS Receivables Corporation 4 (FEIN No. 05-0576204) is included as a Member to the Agreement effective January 1, 2003.

         2. Provision 3 of the Agreement shall be amended and restated as follows:

                  "The taxable income of the Parent Affiliated Group, which is all the Members, shall be used to determine the allocation of the tax liability, unless the use of that number results in an allocation which is unfavorable to the Bank Affiliated Group, which is all the Members except the Parent, Westran Services Corporation, WFS Receivables Corporation 2, Western Consumer Products, and WFS Receivables Corporation 4, in which case, the separate tax liability of the Bank's Affiliated Group shall be allocated among the members of the Bank Affiliated Group."

         Except as amended specifically herein, all terms and conditions of the Agreement, shall remain in full force and effect.

         All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below to be retroactive to and effective as of January 1, 2003.

WESTCORP

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WESTERN AUTO INVESTMENTS, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WESTRAN SERVICES CORP.

By: _________________________________________________      Date: _________, 2003
         Shelley M. Chase, President

WESTERN FINANCIAL BANK

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, Vice Chairman &
         President

WFS FINANCIAL INC

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WFS FINANCIAL AUTO LOANS, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS FINANCIAL AUTO LOANS 2, INC

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS INVESTMENTS, INC.

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

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WFS FUNDING, INC.

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WFS RECEIVABLES CORPORATION

By: _________________________________________________      Date: _________, 2003
         John Coluccio, President

WESTFIN INSURANCE AGENCY, INC.

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President

WESTHRIFT LIFE INSURANCE COMPANY

By: _________________________________________________      Date: _________, 2003
         Shelley M. Chase, Vice President

THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By: _________________________________________________      Date: _________, 2003
         Thomas A. Wolfe, President & Chief Executive
         Officer

WFS WEB INVESTMENTS

By: _________________________________________________      Date: _________, 2003
         Thomas Wolfe, President

WESTERN RECONVEYANCE COMPANY, INC.

By: _________________________________________________      Date: _________, 2003
         J. Keith Palmer, President, Chief Executive
         Officer & Treasurer

WESTERN CONSUMER SERVICES, INC.

By: _________________________________________________      Date: _________, 2003
         Mark Olson, Vice President & Controller

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WESTERN CONSUMER PRODUCTS

By: _________________________________________________      Date: _________, 2003
         Mark Marty, President

WFS RECEIVABLES CORPORATION INC. 2

By: _________________________________________________      Date: _________, 2003
         Mark Olson, Vice President & Controller

WFS RECEIVABLES CORPORATION INC. 3

By: _________________________________________________      Date: _________, 2003
         J. Keith Palmer, Vice President & Treasurer